                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: July 31, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                                                   $22,282,828.25

RECEIPTS:
     1. Receipts from Operations
     2. Other Receipts                                                              $    33,840.29
         Other receipts (Received on behalf of Affiliates)                          $   556,019.73
                                                                                    --------------

TOTAL RECEIPTS                                                                      $   589,860.02

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                $    56,096.62
         b. Others                                                                  $    62,088.07
     4. Taxes
         a. Federal Income Taxes                                                    $    32,329.60
         b. FICA Withholdings                                                       $     5,264.58
         c. Employee's withholdings                                                 $           --
         d. Employer's FICA                                                         $     5,264.56
         e. Federal Unemployment Taxes                                              $           --
         f. State Income Tax                                                        $     7,621.40
         g. State Employee withholdings                                             $       155.59
         h. All other state taxes                                                   $           --

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                             $    10,938.00
         b. Utilities                                                               $    10,387.43
         c. Insurance                                                               $    99,401.71
         d. Merchandise bought for manufacture or sell                              $           --
         e. Other necessary expenses
             Professional and Bankruptcy Court Related Fees and Expenses            $   860,051.38
             Employee Expenses                                                      $    23,891.90
             Office Supplies & Expenses                                             $     2,241.25
             Other                                                                  $    13,931.23
                                                                                    --------------

TOTAL DISBURSEMENTS                                                                 $ 1,189,663.32
Add:  Disbursements made on behalf of Parent or Affiliates                          $    51,873.13
                                                                                    --------------
ADJUSTED TOTAL DISBURSEMENTS                                                        $ 1,241,536.45
                                                                                    --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                 $  (651,676.43)

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group                      $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C                  $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.                   $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                                    $           --
                                                                                    --------------
NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                                  $           --
                                                                                    --------------

ENDING BALANCE IN Bank of America - Master  03751046297                             $   483,214.04
ENDING BALANCE IN Bank of America - Disbursement  03299976144                       $   244,134.16
ENDING BALANCE IN Bank of America - Payroll  03299944407                            $      (768.80)
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149                      $    23,114.53
ENDING BALANCE IN Bank of America - Money Market  851018                            $14,381,165.80
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                           $ 5,161,956.14
ENDING BALANCE IN Bank of America - Restricted Cash                                 $ 1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash  699-3295970                        $        12.00
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                          $     4,990.00
                                                                                    --------------
ENDING BALANCE IN ALL ACCOUNTS                                                      $21,631,151.82
                                                                                    ==============


                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: July 31, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297


     DATE RECEIVED             DESCRIPTION                                AMOUNT
     -------------             -----------                              -----------

        07/01/02        Verso Technologies, Inc.                         500,000.00
        07/18/02        Gerald Ricks                                    $  5,000.00
        07/18/02        Gloria Mejorade                                 $    223.07
        07/18/02        Linda Jacobsen                                  $    493.84
        07/25/02        Verso Technologies, Inc.                        $ 51,019.73
                                                                        -----------
                                                    Total WAXS Receipts $556,736.64
                                                                        ===========


Less:  Receipts made to or on behalf of Affiliates.

WA Telecom Products Co., Inc.
        07/01/02         Verso Technologies, Inc.                        500,000.00
        07/18/02         Gerald Ricks                                   $  5,000.00
        07/25/02         Verso Technologies, Inc.                       $ 51,019.73
                                                                        -----------
                                               Total Affiliate Receipts $556,019.73

                                                                        -----------
                                                    Total WAXS Receipts $    716.91
                                                                        ===========


                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: July 31, 2002

Bank:  Wells Fargo
Location:  Minneapolis, MN
Account Name:  Restricted Cash
Account Number:  699-3295970


DATE RECEIVED               DESCRIPTION                         AMOUNT
-------------               -----------                         ------
                         Interest Received                      $   --
                                                                ------
                                            Total WAXS Receipts $   --
                                                                ======

* No Interest Earned This Period


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: July 31, 2002

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018


DATE RECEIVED                     DESCRIPTION                                 AMOUNT
-------------                     -----------                               ----------
  07/01/02          Interest Received - Strat Cash Fund                     $26,385.97
                                                                            ----------
                                                        Total WAXS Receipts $26,385.97
                                                                            ==========


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: July 31, 2002

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-19648


DATE RECEIVED           DESCRIPTION                                 AMOUNT
-------------           -----------                               ----------
  07/23/02          Interest Received                             $6,737.41
                                                                  ---------
                                             Total WAXS Receipts  $6,737.41
                                                                  =========


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: July 31, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297


DATE DISBURSED            DESCRIPTION                                 AMOUNT
--------------            -----------                                 ------
  07/03/02                 Bank Fee                                   $30.00
                                                                      ------
                                            Total WAXS Disbursements  $30.00
                                                                      ======


                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: July 31, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144


  DATE        CHECK
DISBURSED     NUMBER                DESCRIPTION                    AMOUNT
---------     ------                -----------                 -------------
07/03/02      35841      Henry Lyon                             $    5,247.87
07/03/02      35842      Metlife                                $    3,093.72
07/03/02      35843      United Healthcare                      $   11,462.27
07/03/02      35844      North Atlanta Realty Acquisition       $   29,137.76
07/03/02      35845      Lanier Parking Systems                 $      715.00
07/03/02      35846      BellSouth                              $    2,236.74
07/03/02      35847      Nextel Communications                  $      589.06
07/03/02      35848      Global Legal Copy, LLC                 $    2,348.76
07/03/02      35849      Copytec, Inc.                          $      744.69
07/03/02      35850      Kirkland & Ellis                       $      585.00
07/03/02      35851      Legalink Chicago                       $    1,307.40
07/03/02      35852      Esquire Deposition Service             $      513.31
07/03/02      35853      Kamran Saeed                           $      450.00
07/03/02      35854      Federal Express                        $      282.51
07/03/02      35855      Apollo Consulting                      $    2,000.00
07/03/02      35856      Mark Gergel                            $    2,780.45
07/03/02      35857      Michael Mies                           $    7,438.12
07/03/02      35858      Bowne of Atlanta                       $      279.00
07/03/02      35859      Cadwalader, Wickersham & Taft          $  158,465.17
07/03/02      35860      Debra Dawn                             $    1,539.61
07/03/02      35861      MDC-Mark II                            $   10,938.00
07/12/02      35862      CNA Insurance                          $   17,052.00
07/12/02      35863      Federal Express                        $       77.62
07/12/02      35864      H. Peter Gant                          $    2,377.56
07/12/02      35865      J. Smith Lanier Insurance Co.          $   67,500.00
07/12/02      35866      Judco Management, Inc                  $    8,625.00
07/12/02      35867      Kirkland & Ellis                       $    3,271.53
07/12/02      35868      MCI Worldcom                           $    3,261.19
07/12/02      35869      MCI Worldcom                           $       77.45
07/12/02      35870      PriceWaterhouseCoopers LLP             $   37,587.74
07/12/02      35871      Kamran Saeed                           $      450.00
07/12/02      35872      Carl Sonne                             $      209.80
07/12/02      35873      State Compensation Insurance Fund      $      293.72
07/12/02      35874      Pacific Bell                           $      492.37
07/12/02      35875      San Diego Gas & Electric               $      367.27
07/15/02      35876      Mark Warner                            $    5,000.00
07/19/02      35877      Apto Solutions                         $    5,621.14
07/19/02      35878      BellSouth                              $      460.75


                            OPERATING REPORT Page 7                  Page 1 of 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: July 31, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144


  DATE        CHECK
DISBURSED     NUMBER                DESCRIPTION                    AMOUNT
---------     ------                -----------                 -------------
07/19/02      35879      Copytec, Inc.                          $    2,690.30
07/19/02      35880      Ernst & Young LLP                      $   63,631.69
07/19/02      35881      Federal Express                        $      445.83
07/19/02      35882      H. Peter Gant                          $       88.80
07/19/02      35883      Global Legal Copy, LLC                 $   21,287.31
07/19/02      35884      Ikon Office Solutions                  $    6,906.52
07/19/02      35885      Jenner & Block                         $   95,631.73
07/19/02      35887      Katten Muchin Zavis Roseman            $  279,948.46
07/19/02      35888      Henry Lyon                             $    4,209.69
07/19/02      35889      MCI Worldcom                           $       77.54
07/19/02      35890      Merrill Communications                 $    7,214.80
07/19/02      35891      Poorman-Douglas Corp.                  $    3,713.11
07/19/02      35892      Reed Smith                             $    1,081.47
07/19/02      35893      Kamran Saeed                           $      450.00
07/19/02      35894      Winstead Sechrest & Minick, P.C.       $   13,283.55
07/19/02      35895      Sean Moore                             $      775.00
07/19/02      35896      Pacific Bell                           $      120.63
07/26/02      35906      Vanguard Archives                      $      653.48
07/26/02      35907      American Express Tax & Business Svcs   $   77,946.92
07/26/02      35908      Ascom Hasler Leasing                   $      173.34
07/26/02      35909      BellSouth                              $    2,194.06
07/26/02      35910      Cornerstone Research                   $   80,032.93
07/26/02      35911      Federal Express                        $      394.63
07/26/02      35912      MCI Worldcom                           $      510.37
07/26/02      35913      Philpot Relocation Svcs                $    3,450.91
07/26/02      35914      Pitney Bowes Management Svcs           $    6,373.96
07/26/02      35915      Prism Innovative                       $    3,147.44
07/26/02      35916      Kamran Saeed                           $      450.00
07/26/02      35917      Velocity Express                       $        6.66
07/26/02      35918      Verizon Select Services                $      178.75
                                                                -------------
                                                         Total  $1,071,949.46

                     ***NOTE - CK# 35897 - 35905 VOIDED***

Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   07/03/02                  35844          North Atlanta Realty Acquisition                      $  29,137.76


                            OPERATING REPORT Page 7                  Page 2 of 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: July 31, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144


DATE DISBURSED            CHECK NUMBER                       DESCRIPTION                             AMOUNT
--------------            ------------                       -----------                             ------
   07/26/02                  35908          Ascom Hasler Leasing                                  $     173.34

Facilicom
   07/12/02                  35866          Judco Management, Inc                                 $   8,625.00

World Access Telecommunication Group, Inc.
   07/19/02                  35894          Winstead Sechrest & Minick, P.C.                      $  13,283.55
   07/26/02                  35906          Vanguard Archives                                     $     653.48
                                                                                                  ------------
                                                                        Total Affiliate Payments  $  51,873.13
                                                                                                  ------------
                                                                        Total WAXS Disbursements  $1,020,076.33
                                                                                                  =============


                            OPERATING REPORT Page 7                  Page 3 of 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: July 31, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407


DATE DISBURSED              CHECK NUMBER             DESCRIPTION                         AMOUNT
--------------              ------------            -----------                        -----------
  07/03/02                    Multiple            Payroll Checks                       $ 40,216.94
  07/16/02                    Multiple            Payroll Checks                       $ 37,258.10
  07/30/02                    Multiple            Payroll Checks                       $ 40,709.65
                                                                                       -----------
                                                              Total WAXS Disbursements $118,184.69
                                                                                       ===========


                            OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: July 31, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  0751301149


DATE DISBURSED                DESCRIPTION                                 AMOUNT
--------------                -----------                               ----------
   07/03/02          ADP - Payroll Tax Withholdings                     $17,275.83
   07/16/02          ADP - Payroll Tax Withholdings                     $15,597.40
   07/26/02          ADP - Payroll Processing Fees                      $   726.57
   07/30/02          ADP - Payroll Tax Withholdings                     $17,762.50
                                                                        ----------
                                               Total WAXS Disbursements $51,362.30
                                                                        ==========


                            OPERATING REPORT Page 9

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                             DISBURSEMENTS LISTING

                      For the Month Ending: July 31, 2002

Bank:  Wells Fargo
Location:  Minneapolis, MN
Account Name:  Restricted Cash
Account Number:  699-3295970


DATE RECEIVED            DESCRIPTION                          AMOUNT
-------------            -----------                          ------
  07/31/02                Bank Fee                            $10.00
                                                              ------
                                    Total WAXS Disbursements  $10.00
                                                              ======


                           OPERATING REPORT Page 10

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                 EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                      For the Month Ending: July 31, 2002

STATEMENT OF INVENTORY

  Beginning Inventory                      $        --
  Add: purchases                           $        --
  Less: goods sold                         $        --
                                           -----------
  Ending inventory                         $        --
                                           ===========

PAYROLL INFORMATION STATEMENT

  Gross payroll for this period            $168,820.42
  Payroll taxes due but unpaid             $        --


              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                  DATE REGULAR            AMOUNT OF               NUMBER OF              AMOUNT OF
NAME OF CREDITOR/LESSOR          PAYMENT IS DUE        REGULAR PAYMENT       PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
-----------------------          --------------        ----------------      --------------------    -------------------

  Xerox Corporation                 Monthly              $1,247.84                    10                $12,478.40


                           OPERATING REPORT Page 11

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                      For the Month Ending: July 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE

                                                           3RD PARTY            INTERCOMPANY             TOTAL
                                                         -------------         --------------        --------------

     Beginning of month balance                          $          --         $12,715,893.77        $12,715,893.77
     Add: sales on account                               $          --         $           --        $           --
             expenses paid for affiliate                 $          --         $    51,873.13        $    51,873.13
             cash advanced to affiliate                  $          --         $           --        $           --
     Less: collections                                   $          --         $           --        $           --
                                                         -------------         --------------        --------------
     End of month balance                                $          --         $12,767,766.90        $12,767,766.90
                                                         =============         ==============        ==============

0-30 Days     31-60 Days      61-90 Days      Over 90 Days      End of Month Total
---------     ----------      ----------      ------------      ------------------
 $  --         $  --            $  --           $  --               $   --


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                           3RD PARTY             INTERCOMPANY             TOTAL
                                                         --------------         --------------        --------------

     Beginning of month balance                          $ 4,256,084.64         $18,203,291.20        $22,459,375.84
     Add: sales on account                               $ 1,539,951.70         $           --        $ 1,539,951.70
             Cash received on behalf of Affiliate        $           --         $   556,019.73        $   556,019.73
             Cash received from Affiliate                $           --         $           --        $           --
     Less: payments                                      $(1,189,663.32)        $           --        $(1,189,663.32)
                                                         --------------         --------------        --------------
     End of month balance                                $ 4,606,373.02         $18,759,310.93        $23,365,683.95
                                                         ==============         ==============        ==============

   0-30 Days            31-60 Days         61-90 Days         Over 90 Days          End of Month Total
-------------         ------------        ------------        -------------         ------------------
$1,250,997.52         $866,430.64         $404,600.31         $2,084,344.55           $4,606,373.02


                           OPERATING REPORT Page 12

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                      For the Month Ending: July 31, 2002


                               TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                     Yes [X]                         No [ ]

       2.        FICA withholdings                        Yes [X]                         No [ ]

       3.        Employee's withholdings                  Yes [X]                         No [ ]

       4.        Employer's FICA                          Yes [X]                         No [ ]

       5.        Federal unemployment taxes               Yes [X]                         No [ ]

       6.        State income tax                         Yes [X]                         No [ ]

       7.        State employee withholdings              Yes [X]                         No [ ]

       8.        All other state taxes                                                    See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                           OPERATING REPORT Page 13

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


             DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                    /s/ HENRY C. LYON
                                    -------------------------------------------
                                    For the Debtor In Possession

                                    Henry C. Lyon
                                    Designated Officer


                           OPERATING REPORT Page 14

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: August 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                            $21,631,151.82

RECEIPTS:
     1. Receipts from Operations
     2. Other Receipts                                                       $ 2,263,704.29
        Other receipts (Received on behalf of Affiliates)                    $     5,993.32
                                                                             --------------

TOTAL RECEIPTS                                                               $ 2,269,697.61

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                          $    50,222.25
        b. Others                                                            $    67,270.38
     4. Taxes
        a. Federal Income Taxes                                              $    38,731.58
        b. FICA Withholdings                                                 $     5,613.62
        c. Employee's withholdings                                           $       153.94
        d. Employer's FICA                                                   $     5,613.62
        e. Federal Unemployment Taxes                                        $           --
        f. State Income Tax                                                  $     8,902.07
        g. State Employee withholdings                                       $        41.20
        h. All other state taxes                                             $           --

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                                       $           --
        b. Utilities                                                         $    14,995.51
        c. Insurance                                                         $    17,299.30
        d. Merchandise bought for manufacture or sell                        $           --
        e. Other necessary expenses
           Professional and Bankruptcy Court Related Fees and Expenses       $ 1,648,736.86
           Employee Expenses                                                 $    14,842.21
           Office Supplies & Expenses                                        $     5,239.00
           Other                                                             $    19,382.67
                                                                             --------------

TOTAL DISBURSEMENTS                                                          $ 1,897,044.21
Add: Disbursements made on behalf of Parent or Affiliates                    $    73,981.65
                                                                             --------------
ADJUSTED TOTAL DISBURSEMENTS                                                 $ 1,971,025.86

                                                                             --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                          $   298,671.75

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group               $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C           $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.            $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                             $           --

                                                                             --------------
NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                           $           --
                                                                             --------------

ENDING BALANCE IN Bank of America - Master 03751046297                       $    65,947.53
ENDING BALANCE IN Bank of America - Disbursement 03299976144                 $    80,291.06
ENDING BALANCE IN Bank of America - Payroll 03299944407                      $    71,738.57
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                $    48,618.34
ENDING BALANCE IN Bank of America - Money Market 851018                      $15,156,144.94
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                    $ 5,168,757.18
ENDING BALANCE IN Bank of America - Restricted Cash                          $ 1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash 699-3295970                  $         2.00
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                   $     4,990.00

                                                                             --------------
ENDING BALANCE IN ALL ACCOUNTS                                               $21,929,823.57
                                                                             ==============

                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: August 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                                                       DESCRIPTION                                          AMOUNT
-------------                                                       -----------                                       -------------
   08/13/02                                          Megan Hibbeler                                                   $      223.07
   08/13/02                                          Gloria Mejorado                                                  $      223.07
   08/13/02                                          Liberty Mutual                                                   $    1,290.00
   08/13/02                                          Linda Jacobsen                                                   $      493.84
   08/16/02                                          WXC-UK (Estate Distribution against I/C Payable)                 $2,216,708.29
   08/20/02                                          Verso Technologies                                               $    5,993.32
   08/26/02                                          Liberty Mutual                                                   $   12,492.00
   08/29/02                                          Linda Jacobsen                                                   $      493.84
                                                                                                                      -------------
                                                                                Total WAXS Receipts                   $2,237,917.43
                                                                                                                      =============

Less: Receipts made to or on behalf of Affiliates

WA Telecom Products Co., Inc.
   08/20/02                                          Verso Technologies                                               $    5,993.32

                                                                                                                      -------------
                                                                                Total Affiliate Receipts              $    5,993.32

                                                                                                                      -------------
                                                                                Total WAXS Receipts                   $2,231,924.11
                                                                                                                      =============

                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: August 31, 2002

Bank: Wells Fargo
Location: Minneapolis, MN
Account Name: Restricted Cash
Account Number: 699-3295970

DATE RECEIVED                                      DESCRIPTION                                         AMOUNT
-------------                                      -----------                                         ------
                    Interest Received                                                                  $   --
                                                                                                       ------
                                                                                Total WAXS Receipts    $   --
                                                                                                       ======

*No Interest Earned This Period

                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: August 31, 2002

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                                      DESCRIPTION                                               AMOUNT
-------------                                      -----------                                            -----------
  08/01/02         Interest Received - Strat Cash Fund                                                    $ 24,979.14
                                                                                                          -----------
                                                                                Total WAXS Receipts       $ 24,979.14
                                                                                                          ===========

                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: August 31, 2002

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                                      DESCRIPTION                                                AMOUNT
-------------                                      -----------                                              ----------
  08/27/02          Interest Received                                                                       $ 6,801.04
                                                                                                            ----------
                                                                                Total WAXS Receipts         $ 6,801.04
                                                                                                            ==========

                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: August 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED                         DESCRIPTION                                                                     AMOUNT
--------------                         -----------                                                                   -----------
  08/05/02              Bank Fee                                                                                     $     30.00
  08/09/02              IBM Corporation                                                                              $ 10,000.00
  08/16/02              Merrill Lynch - 401k                                                                         $    153.94
  08/23/02              Tele-flex Technologies (via Merrill Lynch)                                                   $ 20,000.00
                                                                                                                     -----------
                                                                                Total WAXS Disbursements             $ 30,183.94
                                                                                                                     ===========

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
  08/23/02              Tele-flex Technologies (via Merrill Lynch)                                                   $ 20,000.00

WorldxChange
  08/09/02              IBM Corporation                                                                              $ 10,000.00

                                                                                                                     -----------
                                                                                Total Affiliate Payments             $ 30,000.00

                                                                                                                     -----------
                                                                                Total WAXS Disbursements             $    183.94
                                                                                                                     ===========

                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: August 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144


DATE DISBURSED   CHECK NUMBER                 DESCRIPTION                             AMOUNT
--------------   ------------                 -----------                          ------------
   08/02/02         35919         Debra Dawn                                       $   2,123.95
   08/02/02         35920         Apollo Consulting                                $   2,000.00
   08/02/02         35921         Cadwalader, Wickersham & Taft                    $ 242,480.93
   08/02/02         35922         Coleman Technologies                             $      50.00
   08/02/02         35923         Latham & Watkins Schone Nolte                    $   4,070.80
   08/02/02         35924         Mckenna Long & Aldridge                          $      51.93
   08/02/02         35925         MCI Worldcom                                     $   3,354.55
   08/02/02         35926         North Atlanta Realty                             $  32,834.95
   08/02/02         35927         Nextel Communications                            $     417.09
   08/02/02         35928         Nowalsky, Bronston & Gothard                     $     765.27
   08/02/02         35929         Kamran Saeed                                     $     450.00
   08/09/02         35930         American Express Tax & Business Svcs             $ 142,406.97
   08/09/02         35931         Cornerstone Research                             $   8,595.47
   08/09/02         35932         Debra Dawn                                       $   3,867.85
   08/09/02         35933         Decision Quest                                   $  39,563.42
   08/09/02         35934         Federal Express                                  $     544.50
   08/09/02         35935         Gardner, Carton & Douglas                        $  75,922.19
   08/09/02         35936         Stuart C. Gilson                                 $  74,827.21
   08/09/02         35937         Global Legal Copy                                $   3,126.70
   08/09/02         35938         Lanier Parking                                   $     715.00
   08/09/02         35939         MCI Worldcom                                     $      37.41
   08/09/02         35940         Metlife                                          $   3,093.63
   08/09/02         35941         PriceWaterhouseCoopers                           $  20,301.98
   08/09/02         35942         Kamran Saeed                                     $     450.00
   08/09/02         35943         Southern Office Machines                         $     557.25
   08/09/02         35944         State Compensation Insurance Fund                $     769.81
   08/09/02         35945         United Healthcare                                $  13,435.86
   08/09/02         35946         Pacific Bell                                     $      99.60
   08/16/02         35947         Debra Dawn                                       $   3,898.64
   08/16/02         35948         Federal Express                                  $     189.21
   08/16/02         35949         H. Peter Gant                                    $      37.80
   08/16/02         35950         Jenner & Block                                   $ 182,615.87
   08/16/02         35951         Judco Management                                 $   8,625.00
   08/16/02         35952         Lamberth, Cifelli, Stokes & Stout                $   7,274.00
   08/16/02         35953         Mckenna Long & Aldridge                          $  31,244.21
   08/16/02         35954         MCI Worldcom                                     $   3,017.70
   08/16/02         35955         Merrill Lynch Pierce Fenner & Smith              $   5,665.00
   08/16/02         35956         Royal Cup Coffee                                 $      79.93

                            OPERATING REPORT Page 7                 Page 1 of 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: August 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED   CHECK NUMBER                 DESCRIPTION                              AMOUNT
--------------   ------------                 -----------                          --------------

   08/16/02         35957         Kamran Saeed                                     $       675.00
   08/16/02         35958         Mark Warner                                      $     5,000.00
   08/16/02         35959         Winstead Sechrest & Minick                       $     1,880.22
   08/16/02         35960         Pacific Bell                                     $       385.71
   08/16/02         35961         San Diego Gas & Electric                         $       451.23
   08/23/02         35963         Vanguard Archives                                $       641.48
   08/23/02         35964         BellSouth                                        $     2,202.42
   08/23/02         35965         Cadwalader, Wickersham & Taft                    $   355,515.68
   08/23/02         35966         CLS Security Electronics                         $        77.85
   08/23/02         35967         Coleman Technologies                             $        50.00
   08/23/02         35968         Continental Stock Trust & Transfer Co.           $     1,589.64
   08/23/02         35969         Debra Dawn                                       $     2,652.00
   08/23/02         35970         Federal Express                                  $       405.87
   08/23/02         35971         Katten Muchin Zavis Roseman                      $   421,958.49
   08/23/02         35972         MCI Worldcom                                     $       510.37
   08/23/02         35973         MCI Worldcom                                     $       128.01
   08/23/02         35974         Nowalsky, Bronston & Gothard                     $     1,853.54
   08/23/02         35975         Poorman-Douglas Corp.                            $     3,837.87
   08/23/02         35976         Kamran Saeed                                     $       450.00
   08/28/02         35977         BellSouth                                        $       461.36
   08/28/02         35978         Walter Burmeister                                $     1,966.30
   08/28/02         35979         Debra Dawn                                       $       295.67
   08/28/02         35980         Decision Quest                                   $    32,324.33
   08/28/02         35981         MCI Worldcom                                     $     3,354.55
   08/28/02         35982         Nextel Communications                            $       455.04
   08/28/02         35983         Philpot Relocation                               $       569.39
   08/28/02         35984         Kamran Saeed                                     $       450.00
   08/28/02         35985         Ann Wallace                                      $     4,018.93
   08/28/02         35986         Pacific Bell                                     $       120.47
                                                                                   --------------
                                                                     Total         $ 1,763,843.10

                            OPERATING REPORT Page 7                 Page 2 of 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: August 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED           CHECK NUMBER            DESCRIPTION                                                    AMOUNT
--------------           ------------            -----------                                                --------------
Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   08/02/02                  35926          North Atlanta Realty                                            $    32,834.95

Facilicom
   08/16/02                  35951          Judco Management                                                $     8,625.00

World Access Telecommunication Group, Inc.
   08/23/02                  35963          Vanguard Archives                                               $       641.48
   08/16/02                  35959          Winstead Sechrest & Minick                                      $     1,880.22
WorldxChange

                                                                                                            --------------
                                                                           Total Affiliate Payments         $    43,981.65

                                                                                                            --------------
                                                                           Total WAXS Disbursements         $ 1,719,861.45
                                                                                                            ==============

                            OPERATING REPORT Page 7                 Page 3 of 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: August 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED              CHECK NUMBER           DESCRIPTION                                          AMOUNT
--------------              ------------           -----------                                       ------------
   08/13/02                   Multiple            Payroll Checks                                     $  37,406.62
   08/27/02                   Multiple            Payroll Checks                                     $  80,086.01
                                                                                                     ------------
                                                                       Total WAXS Disbursements      $ 117,492.63
                                                                                                     ============

                            OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: August 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149


DATE DISBURSED                          DESCRIPTION                                               AMOUNT
--------------                          -----------                                            -----------
   08/13/02                   ADP - Payroll Tax Withholdings                                   $ 15,485.42
   08/23/02                   ADP - Payroll Processing Fees                                    $    594.10
   08/27/02                   ADP - Payroll Tax Withholdings                                   $ 43,416.67
                                                                                               -----------
                                                                  Total WAXS Disbursements     $ 59,496.19
                                                                                               ===========

                            OPERATING REPORT Page 9

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                             DISBURSEMENTS LISTING

                     For the Month Ending: August 31, 2002

Bank: Wells Fargo
Location: Minneapolis, MN
Account Name: Restricted Cash
Account Number: 699-3295970

DATE RECEIVED              DESCRIPTION                                  AMOUNT
-------------              -----------                                 -------
   08/31/02                 Bank Fee                                   $ 10.00
                                                                       -------
                                            Total WAXS Disbursements   $ 10.00
                                                                       =======

                           OPERATING REPORT Page 10

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                     For the Month Ending: August 31, 2002

STATEMENT OF INVENTORY

   Beginning Inventory                         $         --
   Add: purchases                              $         --
   Less: goods sold                            $         --
                                               ------------
   Ending inventory                            $         --
                                               ============

PAYROLL INFORMATION STATEMENT

   Gross payroll for this period               $ 176,548.66
   Payroll taxes due but unpaid                $         --

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                  DATE REGULAR         AMOUNT OF             NUMBER OF               AMOUNT OF
NAME OF CREDITOR/LESSOR          PAYMENT IS DUE     REGULAR PAYMENT     PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
-----------------------          --------------     ---------------     -------------------     -------------------

   Xerox Corporation                Monthly            $1,247.84                10                   $12,478.40

                           OPERATING REPORT Page 11

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                     For the Month Ending: August 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                     3RD PARTY         INTERCOMPANY               TOTAL
                                                        -------------------------------------------------------
         Beginning of month balance                      $   --         $ 12,767,766.90         $ 12,767,766.90
         Add: sales on account                           $   --         $            --         $            --
              expenses paid for affiliate                $   --         $     73,981.65         $     73,981.65
              cash advanced to affiliate                 $   --         $            --         $            --
         Less: collections                               $   --         $            --         $            --
                                                        -------------------------------------------------------
         End of month balance                            $   --         $ 12,841,748.55         $ 12,841,748.55
                                                         ======================================================

0-30 Days                      31-60 Days                      61-90 Days           Over 90 Days        End of Month Total
---------                      ----------                      ----------           ------------        ------------------
$      --                      $       --                      $       --           $         --        $               --


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                            3RD PARTY           INTERCOMPANY               TOTAL
                                                         ------------------------------------------------------------
         Beginning of month balance                      $  4,606,373.02       $ 18,759,310.93        $ 23,365,683.95
         Add: sales on account                           $    778,307.86       $            --        $    778,307.86
              Cash received on behalf of Affiliate       $            --       $      5,993.32        $      5,993.32
              Cash received from Affiliate               $            --       $            --        $            --
         Less: payments                                  $ (1,897,044.21)      $            --        $ (1,897,044.21)
                                                         ------------------------------------------------------------
         End of month balance                            $  3,487,636.67       $ 18,765,304.25        $ 22,252,940.92
                                                         ============================================================

  0-30 Days                 31-60 Days                 61-90 Days                 Over 90 Days              End of Month Total
------------               ------------               ------------               --------------             ------------------
$ 570,837.18               $ 549,298.20               $ 178,556.44               $ 2,188,944.85               $ 3,487,636.67

                           OPERATING REPORT Page 12

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                     For the Month Ending: August 31, 2002

                               TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.        Federal income taxes                     Yes (X)                         No ( )

         2.        FICA withholdings                        Yes (X)                         No ( )

         3.        Employee's withholdings                  Yes (X)                         No ( )

         4.        Employer's FICA                          Yes (X)                         No ( )

         5.        Federal unemployment taxes               Yes (X)                         No ( )

         6.        State income tax                         Yes (X)                         No ( )

         7.        State employee withholdings              Yes (X)                         No ( )

         8.        All other state taxes                        See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                           OPERATING REPORT Page 13

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                 /s/ Henry C. Lyon
                                 ----------------------------------------------
                                 For the Debtor In Possession

                                 Henry C. Lyon
                                 Designated Officer

                           OPERATING REPORT Page 14

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                    For the Month Ending: September 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                            $ 21,929,823.57

RECEIPTS:
     1. Receipts from Operations
     2. Other Receipts                                                       $     30,984.04
        Other receipts (Received on behalf of Affiliates)                    $            --
                                                                             ---------------

TOTAL RECEIPTS                                                               $     30,984.04

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                          $     38,065.44
        b. Others                                                            $     42,364.01
     4. Taxes
        a. Federal Income Taxes                                              $     22,523.25
        b. FICA Withholdings                                                 $      2,961.17
        c. Employee's withholdings                                           $        384.85
        d. Employer's FICA                                                   $      2,961.18
        e. Federal Unemployment Taxes                                        $            --
        f. State Income Tax                                                  $      5,182.79
        g. State Employee withholdings                                       $         11.23
        h. All other state taxes                                             $            --

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                                       $            --
        b. Utilities                                                         $      4,735.23
        c. Insurance                                                         $     17,435.20
        d. Merchandise bought for manufacture or sell                        $            --
        e. Other necessary expenses
           Professional and Bankruptcy Court Related Fees and Expenses       $    785,119.40
           Employee Expenses                                                 $     10,156.52
           Office Supplies & Expenses                                        $      4,044.44
           Other                                                             $     11,133.07
                                                                             ---------------

TOTAL DISBURSEMENTS                                                          $    947,077.78
Add: Disbursements made on behalf of Parent or Affiliates                    $     68,484.44
                                                                             ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                 $  1,015,562.22

                                                                             ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                          $   (984,578.18)

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group               $            --
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C           $            --
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.            $            --
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                             $            --

                                                                             ---------------
NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                           $            --
                                                                             ---------------

ENDING BALANCE IN Bank of America - Master 03751046297                       $    816,080.29
ENDING BALANCE IN Bank of America - Disbursement 03299976144                 $    (70,103.82)
ENDING BALANCE IN Bank of America - Payroll 03299944407                      $     (8,690.88)
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                $     14,297.30
ENDING BALANCE IN Bank of America - Money Market 851018                      $ 13,679,866.22
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                    $  5,175,472.33
ENDING BALANCE IN Bank of America - Restricted Cash                          $  1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash 699-3295970                  $            --
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                   $      4,990.00

                                                                             ---------------
ENDING BALANCE IN ALL ACCOUNTS                                               $ 20,945,245.39
                                                                             ===============

                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED       DESCRIPTION                                 AMOUNT
-------------       -----------                                --------
  09/25/02         Megan Hibbeler                              $ 446.14
  09/26/02         Avis Refund                                 $ 101.47
                                                               --------
                                       Total WAXS Receipts     $ 547.61
                                                               ========

                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2002

Bank: Wells Fargo
Location: Minneapolis, MN
Account Name: Restricted Cash
Account Number: 699-3295970


DATE RECEIVED               DESCRIPTION                             AMOUNT
-------------               -----------                            -------
                         Interest Received                         $    --
                                                                   -------
                                              Total WAXS Receipts  $    --
                                                                   =======

*No Interest Earned This Period

                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2002

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018


DATE RECEIVED                        DESCRIPTION                                             AMOUNT
-------------                        -----------                                           -----------
  09/03/02               Interest Received - Strat Cash Fund                               $ 23,721.28
                                                                                           -----------
                                                                   Total WAXS Receipts     $ 23,721.28
                                                                                           ===========

                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2002

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648


DATE RECEIVED                 DESCRIPTION                                      AMOUNT
-------------                 -----------                                    ----------
  09/25/02                 Interest Received                                 $ 6,715.15
                                                                             ----------
                                                      Total WAXS Receipts    $ 6,715.15
                                                                             ==========

                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297


         DATE DISBURSED                     DESCRIPTION                                                AMOUNT
         --------------                     -----------                                               --------
            09/04/02             Bank Fee                                                             $  30.00
            09/10/02             Merrill Lynch (August 401k Loan W/H)                                 $ 230.91
            09/25/02             Merrill Lynch (Sept 401k Loan W/H)                                   $ 153.94

                                                                                                      --------
                                                                           Total WAXS Disbursements   $ 414.85
                                                                                                      ========

                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED           CHECK NUMBER                             DESCRIPTION                              AMOUNT
--------------           ------------                             -----------                          ---------------
   09/02/02                 35987                    North Atlanta Realty Acquisition                  $     30,960.85
   09/06/02                 35988                    Apollo Consulting                                 $      2,000.00
   09/06/02                 35989                    Apto Solutions                                    $        600.00
   09/06/02                 35990                    Cornerstone Research                              $      5,901.09
   09/06/02                 35991                    Debra Dawn                                        $      1,198.83
   09/06/02                 35992                    Decision Quest                                    $      2,400.00
   09/06/02                 35993                    Federal Express                                   $        298.94
   09/06/02                 35994                    Glenda Fuller & Associates                        $        305.53
   09/06/02                 35995                    Global Legal Copy                                 $        295.86
   09/06/02                 35996                    Katten Muchin Zavis Roseman                       $    284,038.73
   09/06/02                 35997                    MCI Worldcom                                      $         37.98
   09/06/02                 36000                    Metlife                                           $      2,673.42
   09/06/02                 36001                    Kamran Saeed                                      $        450.00
   09/06/02                 36002                    Trialgraphix, Inc.                                $      9,685.00
   09/06/02                 36003                    United Healthcare                                 $     13,435.86
   09/06/02                 36004                    Pacific Bell                                      $        105.10
   09/13/02                 36005                    Bowne of Atlanta                                  $      2,822.00
   09/13/02                 36006                    Debra Dawn                                        $      3,966.16
   09/13/02                 36007                    Federal Express                                   $        222.79
   09/13/02                 36008                    Jenner & Block, LLC                               $    142,365.21
   09/13/02                 36009                    Lanier Parking Systems                            $        715.00
   09/13/02                 36010                    MCI Worldcom                                      $      3,203.26
   09/13/02                 36011                    PriceWaterhouseCoopers LLP                        $     19,251.40
   09/13/02                 36012                    Kamran Saeed                                      $        450.00
   09/13/02                 36013                    State Compensation Insurance Fund                 $        135.86
   09/13/02                 36014                    State Compensation Insurance Fund                 $      1,190.06
   09/13/02                 36015                    Mark Warner                                       $      5,000.00
   09/13/02                 36016                    Winstead Sechrest & Minick                        $     27,657.11
   09/13/02                 36017                    Pacific Bell                                      $        404.20
   09/20/02                 36018                    Debra Dawn                                        $      3,258.78
   09/20/02                 36019                    Ernst & Young LLP                                 $     62,539.08
   09/20/02                 36020                    Federal Express                                   $        390.61
   09/20/02                 36021                    Gardner, Carton & Douglas                         $      8,832.00
   09/20/02                 36022                    Judco Management                                  $      8,625.00
   09/20/02                 36023                    Lamberth, Cifelli, Stokes & Stout P.A.            $     31,160.46
   09/20/02                 36024                    MCI Worldcom                                      $         53.45
   09/20/02                 36025                    Poorman-Douglas Corp.                             $      1,636.34
   09/20/02                 36026                    Royal Cup Coffee                                  $         61.25

                            OPERATING REPORT Page 7                 Page 1 of 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED           CHECK NUMBER                             DESCRIPTION                              AMOUNT
--------------           ------------                             -----------                          ---------------

   09/20/02                 36027                    Kamran Saeed                                      $        450.00
   09/20/02                 36028                    San Deigo Gas & Electric                          $        365.48
   09/27/02                 36029                    Vanguard Archives                                 $        641.48
   09/27/02                 36030                    Coleman Technologies                              $         50.00
   09/27/02                 36031                    Continental Stock Trust & Transfer                $        797.65
   09/27/02                 36032                    Debra Dawn                                        $      1,064.61
   09/27/02                 36033                    Federal Express                                   $        257.83
   09/27/02                 36035                    Katten Muchin Zavis Roseman                       $    127,671.60
   09/27/02                 36036                    Henry Lyon                                        $        668.14
   09/27/02                 36037                    MCI Worldcom                                      $        510.37
   09/27/02                 36038                    Nextel Communications                             $         55.39
   09/27/02                 36039                    Nowalsky, Bronston & Gothard                      $         47.15
   09/27/02                 36040                    Kamran Saeed                                      $        450.00
   09/27/02                 36041                    Velocity Express                                  $         48.02
   09/27/02                 36042                    Katten Muchin Zavis Roseman                       $     88,989.95
                                                                                                       ---------------
                                                                                                       $    900,394.88

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   09/02/02                 35987                    North Atlanta Realty Acquisition                  $     30,960.85

Facilicom
   09/06/02                 35989                    Apto Solutions                                    $        600.00
   09/20/02                 36022                    Judco Management                                  $      8,625.00

World Access Telecommunication Group, Inc.
   09/13/02                 36016                    Winstead Sechrest & Minick                        $     27,657.11
   09/27/02                 36029                    Vanguard Archives                                 $        641.48

                                                                                                       ---------------
                                                                            Total Affiliate Payments   $     68,484.44

                                                                                                       ---------------
                                                                            Total WAXS Disbursements   $    831,910.44
                                                                                                       ===============

                            OPERATING REPORT Page 7                 Page 2 of 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407


DATE DISBURSED              CHECK NUMBER           DESCRIPTION                                    AMOUNT
--------------              ------------           -----------                                  -----------
   09/10/02                   Multiple            Payroll Checks                                $ 40,339.86
   09/24/02                   Multiple            Payroll Checks                                $ 40,089.59
                                                                                                -----------
                                                                   Total WAXS Disbursements     $ 80,429.45
                                                                                                ===========

                            OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED             DESCRIPTION                                                                  AMOUNT
--------------             -----------                                                                -----------
   09/10/02         ADP - Payroll Tax Withholdings                                                    $ 16,772.54
   09/20/02         ADP - Payroll Processing Fees                                                     $    681.42
   09/24/02         ADP - Payroll Tax Withholdings                                                    $ 16,867.08
                                                                                                      -----------
                                                                          Total WAXS Disbursements    $ 34,321.04
                                                                                                      ===========

                            OPERATING REPORT Page 9

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                             DISBURSEMENTS LISTING

                    For the Month Ending: September 30, 2002

Bank: Wells Fargo
Location: Minneapolis, MN
Account Name: Restricted Cash
Account Number: 699-3295970

DATE RECEIVED                DESCRIPTION                                         AMOUNT
-------------                -----------                                         ------
   09/30/02                   Bank Fee                                           $ 2.00
                                                                                 ------
                                                 Total WAXS Disbursements        $ 2.00
                                                                                 ======

                           OPERATING REPORT Page 10

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                    For the Month Ending: September 30, 2002

STATEMENT OF INVENTORY

   Beginning Inventory                 $        --
   Add: purchases                      $        --
   Less: goods sold                    $        --
                                       -----------
   Ending inventory                    $        --
                                       ===========

PAYROLL INFORMATION STATEMENT

   Gross payroll for this period       $ 114,453.92
   Payroll taxes due but unpaid        $         --

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                           DATE REGULAR          AMOUNT OF            NUMBER OF           AMOUNT OF
         NAME OF CREDITOR/LESSOR          PAYMENT IS DUE      REGULAR PAYMENT    PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
         -----------------------          --------------      ----------------   -------------------  -------------------

   Xerox Corporation                         Monthly          $       1,247.84                    10  $         12,478.40

                           OPERATING REPORT Page 11

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                    For the Month Ending: September 30, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                 3RD PARTY         INTERCOMPANY                TOTAL
                                                    --------------------------------------------------------
         Beginning of month balance                   $   --         $ 12,841,748.55         $ 12,841,748.55
         Add: sales on account                        $   --         $            --         $            --
              expenses paid for affiliate             $   --         $     68,484.44         $     68,484.44
              cash advanced to affiliate              $   --         $            --         $            --
         Less: collections                            $   --         $            --         $            --
                                                    --------------------------------------------------------
         End of month balance                         $   --         $ 12,910,232.99         $ 12,910,232.99
                                                    ========================================================

0-30 Days                      31-60 Days            61-90 Days           Over 90 Days        End of Month Total
---------                      ----------            ----------           ------------        ------------------
$      --                      $       --            $       --           $         --        $               --

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                            3RD PARTY       INTERCOMPANY               TOTAL
                                                          -------------------------------------------------------
         Beginning of month balance                       $3,487,636.67   $ 18,765,304.25         $ 22,252,940.92
         Add: sales on account                            $  474,996.38   $            --         $    474,996.38
                 Cash received on behalf of Affiliate     $          --   $            --         $            --
                 Cash received from Affiliate             $          --   $            --         $            --
         Less: payments                                   $ (947,077.78)  $            --         $   (947,077.78)
                                                          -------------------------------------------------------
         End of month balance                             $3,015,555.27   $ 18,765,304.25         $ 21,780,859.52
                                                          =======================================================

  0-30 Days               31-60 Days             61-90 Days          Over 90 Days        End of Month Total
------------             ------------           ------------        --------------       ------------------
$ 328,483.23             $ 352,201.85           $ 135,032.96        $ 2,199,837.23         $ 3,015,555.27

                           OPERATING REPORT Page 12

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                    For the Month Ending: September 30, 2002

                               TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.        Federal income taxes                     Yes (X)                         No ( )

         2.        FICA withholdings                        Yes (X)                         No ( )

         3.        Employee's withholdings                  Yes (X)                         No ( )

         4.        Employer's FICA                          Yes (X)                         No ( )

         5.        Federal unemployment taxes               Yes (X)                         No ( )

         6.        State income tax                         Yes (X)                         No ( )

         7.        State employee withholdings              Yes (X)                         No ( )

         8.        All other state taxes                         See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                           OPERATING REPORT Page 13

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                 /s/ Henry C. Lyon
                                  --------------------------------------------
                                  For the Debtor In Possession

                                  Henry C. Lyon
                                  Designated Officer

                           OPERATING REPORT Page 14